                                                                    EXHIBIT 99.2

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (including the Exhibits hereto, the "Agreement"), dated as of August 29, 2001, is entered into by and among the Investors listed on Exhibit A hereto (each an "Investor" or jointly the "Investors") and HEI, Inc., a Minnesota corporation (the "Company").

         WHEREAS, the Company will at the Closing (as defined below) sell up to 950,000 shares of its Common Stock, par value $0.05 per share (the "Common Stock"), to the Investors and the Investors will purchase the Shares of Common Stock from the Company on the terms and conditions set forth herein; and

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, the parties agree as follows:

1. SUBSCRIPTION FOR SHARES.

         1.1 AUTHORIZATION. The Company will authorize the sale and issuance of up to 950,000 shares of its Common Stock (the "Shares"), having the rights, privileges and preferences as set forth in the Company's Restated Articles of Incorporation, as amended to date (the "Articles of Incorporation").

         1.2 SALE OF COMMON STOCK. Subject to the terms and conditions hereof, each Investor agrees, severally and not jointly, to purchase at the Closing (as defined below) and the Company agrees to issue and sell to each Investor, that number of shares of the Company's Common Stock set forth opposite each Investor's name on Exhibit A, at a price of $7.00 per share (the "Purchase Price").

         1.3 CLOSING. The closing (the "Closing") of the purchase and sale of the Shares shall take place at the offices of Lindquist & Vennum P.L.L.P., 4200 IDS Center, Minneapolis, MN 55402, at 10:00 a.m., on August 29, 2001, or at such other time and place as the Company and the Investors mutually agree upon orally or in writing (the "Closing Date"). At the Closing, the Company shall deliver to each Investor a certificate representing the Common Stock which such Investor is purchasing (as set forth on Exhibit A hereto) against delivery to the Company by such Investor of a wire transfer in immediately available funds in the amount of the Purchase Price therefor.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As a material inducement to the Investors to enter into this Agreement and purchase the Shares, the Company hereby represents and warrants to each Investor as follows:

         2.1 ORGANIZATION AND STANDING. The Company and its subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of the jurisdiction in which they are incorporated and have all requisite corporate power and authority and all material qualifications, licenses, permits and authorizations necessary to own and operate their properties, to carry on their businesses as now conducted and as proposed to be conducted through the fiscal year ending August 31, 2002, and to carry out the transactions contemplated by this Agreement. Each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would have a material adverse effect on the Company's or its subsidiaries' properties or business as now conducted or as proposed to be conducted.

         2.2 CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement and the other agreements contemplated hereby, to issue the Common Stock hereunder, and to carry out and perform its obligations under the terms of this Agreement.

         2.3 CAPITALIZATION. The authorized capital stock of the Company, the designations of classes of capital stock and the rights and preferences of capital stock are set forth in the Articles of Incorporation. As of the date hereof, 5,006,460 shares of the Common Stock are issued and outstanding, excluding the Shares, and no shares of preferred stock are issued and outstanding. All issued and outstanding shares of the Company's Common Stock as of the date hereof have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with applicable federal and state securities laws. Except as set forth on Schedule 2.3, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. No shareholder of the Company has any rights or preferences not afforded all shareholders of the Company, except (i) to the extent the Company may be obligated to include additional securities pursuant to that certain Registration Rights Agreement, dated as of March 3, 2000, among the Company and the Selling Shareholders identified therein; provided, that, the Company shall use its best efforts to obtain a waiver from such Selling Shareholders with respect to such obligations, and (ii) pursuant to this Agreement. No shareholder of the Company has any options or warrants to purchase Common Stock, except pursuant to options issued under the Company's stock option plan, stock incentive plan or any other equity-based compensation plans. No shareholder has any pre-emptive or approval right pertaining to the sale and purchase of the Common Stock pursuant to this Agreement, whether by statute, contractual obligation or otherwise, except pursuant to Section 6 of this Agreement.

         2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and each of the other agreements contemplated hereby to which the Company is a party; the authorization, issuance, sale and delivery of the Shares; and the performance of all of the Company's obligations hereunder and thereunder has been taken. This Agreement, and each of the other agreements contemplated hereby to which the Company is a party, when executed and delivered by the Company and each Investor, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency or creditors' rights and rules of law governing specific performance, injunctive relief or other equitable remedies.

         2.5 VALID ISSUANCE. The Shares, when issued, sold and delivered in accordance with this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and will be free and clear of any liens or encumbrances, except for restrictions imposed under applicable state and federal securities laws.

         2.6 SEC DOCUMENTS; FINANCIAL STATEMENTS. Since September 1, 1999, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company (i) has delivered or made available to each Investor or its representative true and complete copies of the SEC Documents to the extent that each Investor or its representative has requested any such SEC Documents from the Company and (ii) agrees to deliver or make available to each Investor or its representative true and complete copies of any additional SEC Documents, upon request. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to any Investor which is not included in the SEC Documents, including, without limitation, information referred to in Section 3.6 of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading.

         2.7 NO CONFLICTS. The Company is not in violation of any term of the Articles of Incorporation or its Bylaws, and except for noncompliance with the terms of certain agreements that have been executed, as listed on Schedule 2.7, the Company is not in violation of any term of any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree, order to which the Company is subject or any statute, rule or regulation applicable to the Company, except for any such violations that, individually or in the aggregate, are not likely to have a material adverse effect on the Company's business, properties or prospects, taken as a whole ("Material Adverse Effect"). The execution and delivery by the Company of this Agreement and each of the other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Shares and the fulfillment of and compliance with the respective terms hereof and thereof and the consummation of the transactions contemplated hereby and thereby, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under,
(iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Articles of Incorporation or Bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject, except with respect to any of the foregoing which would not have a Material Adverse Effect. The Company is not in violation of the listing requirements of The Nasdaq National Market and is unaware of any facts or circumstances that reasonably might cause the Common Stock to be delisted by The Nasdaq National Market in the foreseeable future.

         2.8 LITIGATION. Except as described on Schedule 2.8 or as disclosed in the SEC Documents, there are no actions, suits, proceedings orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company with respect to the Company's business or proposed business activities) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement); and the Company is not a party to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Company's knowledge, any governmental investigations or inquiries (including inquiries as to the qualification to hold or receive any license or permit). The Company is not subject to any judgment, order or decree of any court or other governmental agency.

         2.9 TAX RETURNS. The Company has filed all tax returns which it is required to file under applicable foreign, federal, state and local laws and regulations; all such returns are complete and correct in all material respects; and the Company has paid all taxes which have become due and payable. The Company has not been advised that any of its returns, federal, state or other, have been or are being audited as of the date thereof. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to a tax assessment or deficiency, and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency. There are no actions, suits, proceedings or claims now pending against the Company in respect of any tax or assessment. There is no pending or, to the Company's knowledge, threatened investigation of the Company by any federal, state, foreign or local authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority.

         2.10 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except under applicable state securities laws, which filings and qualifications, if required, will be accomplished within the required statutory period, for the filing pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which filing will be made within 15 days of the execution hereof, and for the filing of the NASDAQ National Market Additional Listing Application, which filing has been made.

         2.11 EMPLOYMENT MATTERS; ERISA MATTERS. The Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of its subsidiaries. No representation question exists respecting the employees of the Company or any of its subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent. Except for such failures that would not result in a Material Adverse Effect, every employee benefit plan (whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company has been maintained and administered in accordance with their terms, ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and other applicable laws. None of the plans is subject to Title IV of ERISA and no plan is a multi-employer plan (within the meaning of Section 3(37) of ERISA). Each plan intended to qualify under Section 401(a) or 501(c)(9) of the Code has received a favorable determination or approval letter from the Internal Revenue Service regarding its qualification under such section and no event has occurred which cause any such plan to lose its qualification.]

         2.12 INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess the requisite rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights (collectively "Intellectual Property Rights") necessary to conduct their respective businesses as now conducted and as proposed to be conducted through the fiscal year ending August 31, 2002. Except as set forth on Schedule 2.12, none of the Intellectual Property Rights or other intellectual property rights have expired or terminated, or are expected to expire or terminate on or before August 31, 2002. The Company and its subsidiaries do not have any knowledge of any event, fact or circumstance relating to (i) any infringement by the Company or its subsidiaries of any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or (ii) any person or entity now infringing any Intellectual Property Rights or other similar rights, or (iii) any person or entity now infringing any Intellectual Property Rights or other similar rights, except for such infringements that would not result in a Material Adverse Effect. There is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

         2.13 ENVIRONMENTAL LAWS.

         (a) To the knowledge of the Company, it and its subsidiaries (1) are in compliance with any and all Environmental Laws, (2) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (3) are in compliance with all terms and conditions of any such permit, license or approval, except in each case where the failure would not have a Material Adverse Effect. To the knowledge of the Company, with respect to the Company (A) there are no past or present releases of any Hazardous Materials into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under any Environmental Law in any material respect and (B) the Company has not received any notice with respect to the foregoing, nor is any action pending or to the Company's knowledge, threatened in connection with the foregoing, except in each case where the condition or obligation would not have a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

         (b) Other than those that are or were stored, used or disposed of in compliance with applicable law, to the knowledge of the Company, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company during the period the property was owned, leased or used by the Company.

         (c) To the knowledge of the Company, there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its subsidiaries that are not in compliance with applicable law.

         2.14 REGULATORY PERMITS; COMPLIANCE. The Company possesses all franchises, grants, authorizations, licenses permits, easements, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to conduct its business as currently being conducted (collectively, the "Company Permits"), except where the failure to obtain a Company Permit will not have a Material Adverse Effect. There is no action pending, or to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits except where such violation would not have a Material Adverse Effect. The Company has not received any notification with respect to possible conflicts, defaults, or violations of applicable laws.

         2.15 INVESTMENT COMPANY STATUS. The Company is not and upon consummation of the sale of the Common Stock will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         2.16 ACCURACY OF INFORMATION. The information that has been furnished to the Investors is true and correct and accurate in all material respects as of the date hereof except for financial data that is accurate as of the date shown therein, and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly disclosed or announced

         2.17 LABOR DISTURBANCES. No labor disturbance by the employees of the Company exists, or to the knowledge of the Company, is imminent which could reasonably be expected to have a material adverse effect on the conduct of the business, operations, financial condition, or income of the Company.

         2.18 INTERNAL ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that:
(i) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (ii) transactions are executed in accordance with management's general or specific authorization;
(iii) access to assets is available only if permitted in accordance with management's general or specific authorization; and (iv) the recorded accountability for amounts is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         2.19 S-3 REGISTRATION. The Company is currently eligible to register secondary offerings of securities, including the resale of the Shares, on a registration statement on Form S-3 under the 1933 Act.

         2.20 USE OF PROCEEDS. The proceeds received from the sale of the Shares shall be used for general business purposes of the Company. Except as set forth in Schedule 2.20, no compensation is payable in connection with the sale of the Shares.

3. REPRESENTATIONS AND WARRANTIES OF INVESTOR

         Each Investor hereby represents and warrants, severally and not jointly, to the Company as follows:

         3.1 ORGANIZATION AND STANDING; POWER.

         (a) With respect to each Investor that is an entity, such Investor is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is formed and has all requisite power and authority and all material qualifications, licenses, permits and authorizations necessary to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted through the current fiscal year and to carry out the transactions contemplated by this Agreement. Such Investor has all requisite power to execute and deliver this Agreement and the other agreements contemplated hereby to which it is a party, and to carry out and perform its obligations under the terms of this Agreement.

         (b) With respect to each Investor who is a natural person, such Investor has full right, power, authority and capacity to execute and deliver this Agreement and the other agreements contemplated hereby, and to carry out and perform such Investor's obligations under the terms of this Agreement.

         3.2 AUTHORIZATION. This Agreement, and each of the other agreements contemplated hereby to which an Investor is a party, when executed and delivered by the Investor and the Company, will constitute valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency or creditors' rights and rules of law governing specific performance, injunctive relief or other equitable remedies.

         3.3 EXPERIENCE. The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Investor acknowledges that investment in the Shares is a speculative risk. The Investor is able to fend for itself in the transactions contemplated by this Agreement, can bear the economic risk of its investment in the

Shares (including possible complete loss of such investment) for an indefinite period of time and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares. The Investor understands that nothing in this Agreement or any other materials presented to Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as such Investor, in its sole discretion, has deemed necessary or appropriate.

         3.4 INVESTMENT PURPOSE. The Investor is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Investor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), by reason of a specific exemption from the registration provisions of the 1933 Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor's representations as expressed herein. The Investor understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving any public offering and that under such laws and applicable regulations, the Shares may be resold without registration under the 1933 Act only in certain limited circumstances. The Investor shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the 1933 Act, applicable state securities laws and the respective rules and regulations thereunder.

         3.5 ACCESS TO DATA. The Investor and its representatives have been afforded access to corporate books, financial statements, records, contracts, documents and other information concerning the Company (to the extent such exists), and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's existing and proposed business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein. The Investor further represents and acknowledges that it has been solely responsible for its own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for its own analysis of the fairness and desirability of the terms of the investment. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 hereof.

         3.6 RESIDENCY. For purposes of the application of state securities laws, the Investor represents and warrants to the Company that it is a bona fide resident of, or a duly formed entity domiciled in, the state or country set forth in its address opposite its name on Exhibit A hereto.

         3.7 ACCREDITED INVESTOR. The Investor is an accredited investor within the meaning of Rule 501(a) of Regulation D of the Securities and Exchange Commission and has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that the Investor is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         3.8 NOT AN AFFILIATE OR GROUP. Except as specified on Exhibit A, the Investor represents that it is not under the control of, controlled by or under common control with any other Investor, and the Investor represents that it, along with any other Investor or Investors, is not a Person or a Group under
Section 13(d)(3) of the Securities Exchange act of 1934.

         3.9 RESTRICTIVE LEGENDS. The Investors agree that, so long as the Shares remain restricted securities, the Company shall place a restrictive legend on the certificate(s) representing the Shares in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         3.10 TRANSACTIONS IN COMMON STOCK. Investor has not, during the 30 trading days immediately preceding the Closing Date, sold or established a short position in any shares of the Common Stock or other capital stock of the Company.

         3.11 NO GENERAL SOLICITATION. Investor did not learn of the investment in the Common Stock as a result of any public advertising or general solicitation.

4. REGISTRATION RIGHTS AND TERMINATION EVENTS

         4.1 REGISTRATION RIGHTS. The Shares shall have the registration rights set forth in the Registration Rights Agreement, substantially in the form as set forth in Exhibit B attached hereto.

         4.2 TERMINATION EVENTS. Upon the declaration of a Termination Event (as defined the Registration Rights Agreement, Investors will have the right for 30 days, to put the Shares acquired pursuant to this Agreement back to the Company at 125% of the aggregate Purchase Price. If the Investors exercise such right, the Company will make payment to the Investors within ten days, upon delivery of the Shares.

5. CLOSING CONDITIONS.

         5.1 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The Company's obligation to sell and deliver the Shares to the Investors shall, unless waived by the Company, be subject to the satisfaction, with respect to each Investor, prior to or on the Closing Date, of each of the following conditions:

         (a) Each Investor shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

         (b) Each Investor shall have delivered to the Company the purchase price for the Shares being purchased by such Investor at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

         (c) The representations and warranties contained in Section 3 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and each Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied and complied with by such Investor at or prior to the Closing.

         5.2 CONDITIONS TO EACH INVESTOR'S OBLIGATION TO PURCHASE. Each Investor's obligation hereunder to purchase the Shares at the Closing shall, unless waived by such Investor, be subject to the satisfaction, prior to or on the Closing Date, of each of the following conditions:

         (a) The Company and each other Investor shall have executed this Agreement and the Registration Rights Agreement and any other transaction document (to the extent a party thereto) and delivered the same to such Investor.

         (b) The representations and warranties contained in Section 2 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied and complied with by the Company at or prior to the Closing.

         (c) Each Investor shall have received from Gray, Plant, Mooty, Mooty & Bennett, P.A., counsel for the Company, an opinion substantially as set forth in Exhibit C attached hereto, which shall be addressed to Investors and dated as of the Closing Date.

         (d) The Shares shall have been listed and authorized for trading on The Nasdaq Stock Market.

         (e) The Company shall have delivered to the Investors all of the following documents, which shall be satisfactory in form and substance to the Investors:

                  (1) An Officer's Certificate, executed by the Company's Chairman and Chief Executive Officer and Chief Financial Officer and dated the Closing Date, stating that the conditions specified in Section 5.2(b) have been fully satisfied;

                  (2) Certified copies of the resolutions duly adopted by the Company's Board of Directors authorizing the execution, delivery and performance of this Agreement, the Common Stock and each of the other agreements contemplated hereby, the issuance and sale of the Common Stock, and all other transactions contemplated by this Agreement;

                  (3) Copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal, if any);

                  (4) The legal opinion referred to in Section 5.2(c) hereof;

                  (5)      Certificates representing the Shares as described in
                           Section 1 hereof; and

                  (6) Such other documents relating to the transactions contemplated by this Agreement as the Investors may reasonably request not less than two (2) business days before the Closing.

         Any condition specified in this Section 5.2 may be waived with respect to the Investors only if consented to in writing by the Investors granting such waiver. In furtherance of the foregoing, if the Company does not satisfy all of the conditions set forth in this Section 5.2, the Investors will nevertheless have the option to purchase the Shares at the Closing.

6. RIGHT OF FIRST REFUSAL.

         6.1 RIGHT OF FIRST REFUSAL. Subject to the terms and conditions contained in this Section 6, the Company hereby grants to each Investor the right of first refusal, for 180 days after the Closing Date, to purchase such Investor's Pro Rata Portion of any New Securities (as defined below) which the Company may, from time to time, propose to sell and issue. An Investor's "Pro Rata Portion" for purposes of this Section 6.1 is equal to the fraction obtained by dividing (a) the number of Shares held by such Investor by (b) the aggregate number of shares of Common Stock then outstanding, assuming in each case the conversion, exercise or exchange of all securities by their terms convertible into or exercisable for Common Stock and the exercise of all options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities, whether or not the terms of such securities or rights then permit such conversion, exercise or exchange.

         6.2 DEFINITION OF NEW SECURITIES. Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company, and rights, options or warrants to purchase said shares of capital stock, and securities of any type whatsoever that are, or may become, convertible into said shares of capital stock. Notwithstanding the foregoing, "New Securities" does not include
(i) securities offered in an underwritten public offering pursuant to a registration statement under the 1933 Act, (ii) all shares of Common Stock, warrants or options to purchase Common Stock or other securities issued upon the approval of the Board of Directors to employees, officers, directors and consultants of the Company who have (x) provided bona fide services to the Company not in connection with the offer or sale of securities in a capital raising transaction and (y) who do not, directly or indirectly, promote or maintain a market for the Company's securities, pursuant to any plan or arrangement approved by the Board of Directors or the shareholders of the Company, (iii) all securities issued to lending or leasing institutions upon the approval of the Board of Directors in connection with loans from or leasing transactions with such institutions, (vi) stock issued pursuant to any private placement completed on substantially similar terms or within 45 days of the Closing Date, or (vii) stock issued in connection with any merger or acquisition by the Company.

         6.3 NOTICE OF RIGHT. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. Each Investor shall have 15 days from the date of receipt of any such notice to agree to purchase shares of such New Securities (up to the amount referred to in Section 6.1), for the price and upon the terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

         6.4 EXERCISE OF RIGHT. If any Investor exercises its right of first refusal hereunder, the closing of the purchase of the New Securities by such Investor with respect to which such right has been exercised shall take place on the date set by the Company for the sale of New Securities; provided that such closing shall not occur prior to the date 20 days following the date of the written notice provided to the Investors, and provided, further, that the date of such closing shall be extended in order to comply with applicable laws and regulations.

         6.5 LAPSE AND REINSTATEMENT OF RIGHT. In the event a Investor fails to exercise the right of first refusal provided in Section 6.1 within said 15 day period, the Company shall have 60 days thereafter to sell the New Securities not elected to be purchased by such Investor at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60 day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

7. MISCELLANEOUS.

         7.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Minnesota, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota.

         7.2 EXPENSES. The Company and each of the Investors shall bear its own expenses in connection with the transactions contemplated by this Agreement, except that the Company shall reimburse the Investors for out-of-pocket expenses, including legal fees and due diligence expenses, not to exceed $50,000 in the aggregate.

         7.3 SURVIVAL. The representations, warranties, covenants, and agreements made herein by the Company and each Investor shall survive any investigation made by the Company or any Investor and shall survive the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company or each Investor pursuant hereto shall be deemed to be representations and warranties by the Company or such Investor, as appropriate, hereunder as of the date of such certificate or instrument.

         7.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

         7.5 ENTIRE AGREEMENT. This Agreement, including the Exhibits hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by and representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         7.6 ASSIGNMENT AND TRANSFER. The Investors may transfer such shares, in whole or in part, to another person or entity and may, in connection with such transfer, assign its rights in whole or in part under this Agreement in accordance with the provisions of this Section 7.6. The Company agrees to execute and deliver such instruments, documents and certificates as the Investors, holders or any such transferees may reasonably request in order to document the transfer in whole or in part of rights hereunder, which instruments, documents and certificates shall be satisfactory in form and substance to counsel for the Investors, or holders or such transferees. Any such transfer shall be subject to compliance with applicable federal and state securities laws.

         7.7 AMENDMENT AND WAIVER. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investor.

         7.8 NOTICES. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

         if to an Investor:

                  To the address set forth on Exhibit A or such other address as may be designated in writing hereafter, in the same manner, by such Investor.

         with copy to:

                  Thomas G. Lovett, IV, Esq.
                  Lindquist & Vennum P.L.L.P.
                  4200 IDS Center
                  80 South 8th Street
                  Minneapolis, MN  55402
                  Fax:  612-371-3207

         and a copy to:

                  Patricia Bartholomew, Esq.
                  ThinkEquity Partners, LLC
                  222 South Ninth Street, Suite 2800
                  Minneapolis, Minnesota  55402
                  Fax:  612-692-8250

         if to the Company:

                  HEI, Inc.
                  P.O. Box 5000
                  1495 Steiger Lake Lane
                  Victoria, MN  55386
                  Attention:  Patrick Cockrell, Esq.
                  Fax:  952-443-2668

         with copy to:

                  Mark D. Williamson, Esq.
                  Gray, Plant, Mooty, Mooty & Bennett, P.A.
                  3400 City Center
                  33 South Sixth Street
                  Minneapolis, MN 55402
                  Fax: 612-333-0066

         Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

         7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. A facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement as of the date first written above.


                                       HEI, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                             INVESTOR EXECUTION PAGE


                                       INVESTOR SIGNATURE


                                       -----------------------------------------
                                       Investor (Signature)


                                       -----------------------------------------
                                       Print Name


                                       -----------------------------------------
                                       Print Name (If more than one investor)


                                       -----------------------------------------

                                       -----------------------------------------
                                       Address


                                       Dollar Amount of Investment: $
                                                                     -----------


                                       Number of Shares Subscribed:
                                                                   -------------


                                       State of Residence/Domicile:
                                                                   -------------


                                       TIN/SSN:
                                               ---------------------------------

         Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

                  ____ (i) A natural person whose individual net worth (assets less liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

                  ____ (ii) A natural person whose individual income was in excess of $200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

                  ____ (iii) A bank, insurance company, registered investment company, business development company, small business investment company or employee benefit plan.

                  ____ (iv) A savings and loan association, credit union, or similar financial institution, or a registered broker or dealer.

                  ____ (v) A private business development company.

                  ____ (vi) An organization described in Section 501(c)(3) of the Internal Revenue Code with assets in excess of $5,000,000.

                  ____ (vii) A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

                  ____ (viii) A trust with assets in excess of $5,000,000.

                  ____ (ix) A director or an executive officer of the Company.

                  ____ (x) An entity in which all of the equity owners are accredited investors.

                  ____ (xi) A self-directed IRA, Keogh, or similar plan of which the individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

Exhibits
--------
Exhibit A                  List of Investors
Exhibit B                  Form of Registration Rights Agreement
Exhibit C                  Form of Opinion of Gray, Plant, Mooty, Mooty & Bennett


Disclosure Schedules
--------------------
2.3                        Capitalization
2.7                        No Conflicts
2.8                        Litigation
2.11                       Employee Benefit Plans
2.12                       Intellectual Property Rights
2.20                       Compensation Payable in Connection with Sale of Shares

                                    EXHIBIT A
                                LIST OF INVESTORS


Investor Name and Address                       Closing ($)           Shares (#)           State of Domicile
-------------------------                       -----------           ----------           -----------------
RS Diversified Growth Fund                       $3,500,000              500,000              California
388 Market Street, Suite 200
San Francisco, California  94111

RS Smaller Company Growth Fund                     $700,000              100,000              California
388 Market Street, Suite 200
San Francisco, California  94111

The Paisley Fund, L.P.                             $490,000               70,000              California
388 Market Street, Suite 200
San Francisco, California  94111

RS Paisley Pacific Master
Fund Unit Trust                                    $980,000              140,000              California
388 Market Street, Suite 200
San Francisco, California  94111

Constable Capital LLC                              $980,000              140,000               Minnesota
19455 Cedarhurst
Deephaven, Minnesota  55391

INVESTOR REPRESENTATION WITH RESPECT TO SECTION 3.7

         Each Investor hereby represent that it is not under the control of, controlled by or under common control with any other Investor, and the Investor represents that it, along with any other Investor or Investors, is not a Person or a Group under Section 13(d)(3) of the Securities Exchange Act of 1934, except as follows: RS Diversified Growth Fund, RS Smaller Company Growth Fund, The Paisley Fund, L.P. and RS Paisley Pacific Master Fund Unit Trust are under common control.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above.


                                       HEI, INC.


                                       By:  /s/ Anthony J. Fant
                                           -------------------------------------
                                           Name:  Anthony J. Fant
                                           Title: CEO

                                   ACCEPTANCE

         The undersigned hereby accepts the terms and conditions set forth in the Stock Purchase Agreement, dated August 29, 2001, among HEI, Inc., a Minnesota corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Stock Purchase Agreement.


                                       PURCHASER:


                                       The Paisley Fund

                                       By: /s/ John L. Wallace
                                          --------------------------------------
                                          Name:  John L. Wallace
                                          Title: Portfolio Manager


                                       PURCHASER:


                                       RS Paisley Pacific Master Fund Unit Trust

                                       By: /s/ John L. Wallace
                                          --------------------------------------
                                          Name:  John L. Wallace
                                          Title: Portfolio Manager


                                       PURCHASER:


                                       RS Diversified Growth

                                       By: /s/ John L. Wallace
                                          --------------------------------------
                                          Name:  John L. Wallace
                                          Title: Portfolio Manager


                                       PURCHASER:


                                       Constable, LLC

                                       By: /s/ Donald W. Constable
                                          --------------------------------------
                                          Name:  Donald W. Constable
                                          Title: CEO


                                       PURCHASER:


                                       RS Smaller Company Growth Fund

                                       By: /s/ William Wolfenden III
                                          --------------------------------------
                                          Name:  William Wolfenden III
                                          Title: Principal

                                   ACCEPTANCE

         The undersigned hereby accepts the terms and conditions set forth in the Stock Purchase Agreement, dated August 29, 2001, among HEI, Inc., a Minnesota corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Stock Purchase Agreement.


                                       AGENT:


                                       THINKEQUITY PARTNERS, LLC


                                       /s/ Patricia Bartholomew
                                       -----------------------------------------
                                       By: Patricia Bartholomew
                                       Title: General Counsel

                                    EXHIBIT C

                                [FORM OF OPINION]

                      SCHEDULES TO STOCK PURCHASE AGREEMENT